                                                                     Exhibit 4.2

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                                 SUPERVALU INC.,
                                     Issuer,

                                       AND

                             BANKERS TRUST COMPANY,
                                     Trustee



                          -----------------------------


                          FOURTH SUPPLEMENTAL INDENTURE

                                       TO

           Indenture dated as of July 1, 1987, as amended by the First
               Supplemental Indenture dated as of August 1, 1990,
                        the Second Supplemental Indenture
        dated as of October 1, 1992, and the Third Supplemental Indenture
                         dated as of September 1, 1995.


                          -----------------------------



                           Dated as of August 4, 1999

================================================================================

         FOURTH SUPPLEMENTAL INDENTURE, dated as of August 4, 1999 between SUPERVALU INC. (formerly Super Valu Stores, Inc.), a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at 11840 Valley View Road, Eden Prairie, Minnesota 55344, and BANKERS TRUST COMPANY, a banking corporation duly organized and existing under the laws of the State of New York, as Trustee (herein called the "Trustee").

                                    RECITALS


         The Company has heretofore executed and delivered to the Trustee that certain Indenture, dated as of July 1, 1987, as amended by that certain First Supplemental Indenture (the "First Supplemental Indenture"), dated as of August 1, 1990, that certain Second Supplemental Indenture (the "Second Supplemental Indenture"), dated as of October 1, 1992, and that certain Third Supplemental Indenture, dated as of September 1, 1995 (said Indenture, as amended by such prior supplemental indentures, being herein called the "Original Indenture", and the Original Indenture, as amended by this Fourth Supplemental Indenture, being herein called the "Indenture"), pursuant to which one or more series of unsecured debentures, notes or other evidences of indebtedness of the Company (herein called the "Securities") may be issued from time to time.

         Section 901(7) of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders to make provisions to establish the form or terms of Securities of any series as permitted by Sections 201 and 301 of the Indenture.

         Pursuant to the terms of Section 901(7) of the Indenture, the Company desires to provide for the establishment of the form and terms of a new series of its Securities to be known as its 7 7/8% Notes due 2009 (herein called the "Notes").

         Section 9.01(9) of the Indenture provides that a supplemental indenture may be entered into by the Company and the Trustee without the consent of any Holders to make provisions with respect to matters arising under the Indenture which do not adversely affect the interests of the Holders of the Securities of any series in any material respect.

         The Company has furnished the Trustee with (i) an Opinion of Counsel stating that the execution of this Fourth Supplemental Indenture is authorized or permitted by the Indenture and (ii) a copy of the resolutions of its Board of Directors certified by its Secretary, pursuant to which this Fourth Supplemental Indenture has been authorized.

         All things necessary to make this Fourth Supplemental Indenture a valid agreement of the Company and the Trustee and a valid amendment of and supplement to the Indenture have been done.

         NOW, THEREFORE, THIS FOURTH SUPPLEMENTAL INDENTURE WITNESSETH:

         For and in consideration of the premises and the purchase of the Notes by the Holders thereof, and for other consideration the adequacy and sufficiency of which are hereby acknowledged, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

                                  ARTICLE ONE

                                 DEFINED TERMS

         Section 101. Defined Terms. Except as otherwise expressly provided in this Fourth Supplemental Indenture or in the form of Note attached as Exhibit A hereto or otherwise clearly required by the context hereof or thereof, all capitalized terms used and not defined in this Fourth Supplemental Indenture that are defined in the Original Indenture shall have the meanings assigned to them in the Original Indenture. For all purposes of this Fourth Supplemental
Indenture:

         "Additional Interest" has the meaning set forth in Exhibit A hereto.

         "Certificated Note" has the meaning set forth in Section 204 hereof.

         "Closing Date" means August 4, 1999.

         "Commission", as used in this Fourth Supplemental Indenture and the certificates evidencing the Notes (other than the certificates evidencing the Exchange Notes) and, if and to the extent expressly provided pursuant to Section 301 of the Original Indenture with respect to any other series of Securities originally issued after the date hereof, as used with respect to such other Securities and in the certificates evidencing such other series of Securities, means the Securities and Exchange Commission or any successor thereto. The term "Commission", as used elsewhere in the Indenture, unless and to the extent otherwise expressly provided pursuant to Section 301 of the Original Indenture with respect to any series of Securities (other than the Notes) originally issued after the date hereof, has the meaning set forth in the Original Indenture.

         "Exchange Notes" means any of the Exchange Securities (as defined in the Registration Rights Agreement).

         "Exchange Offer" has the meaning set forth in the Registration Rights Agreement.

         "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Global Note" has the meaning set forth in Section 204 hereof.

         "Global Securities Legend" has the meaning set forth in Exhibit A hereto.

         "Initial Purchaser" means any one of the Initial Purchasers (as defined in the Registration Rights Agreement).

         "Institutional Accredited Investor" means an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

         "Notes" means any of the Securities of the series designated in the second paragraph of the recitals hereof and Section 201 hereof that are authenticated and delivered under the Indenture. For all purposes of the Indenture, the term "Notes" shall include the Notes initially issued on the Closing Date, any Exchange Notes issued in exchange for Notes pursuant to the Exchange Offer, any Private Exchange Notes issued in exchange for Notes pursuant to the Registration Rights Agreement, and any other Notes issued after the Closing Date under the Indenture. For purposes of the Indenture, all Notes (including, without limitation, the Exchange Notes and the Private Exchange Notes) shall vote together and otherwise constitute a single series of Securities under the Indenture.

         "Private Exchange Notes" means any of the Private Exchange Securities (as defined in the Registration Rights Agreement).

         "Prospectus" has the meaning set forth in the Registration Rights Agreement.

         "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

         "Registrable Securities" has the meaning set forth in the Registration Rights Agreement.

         "Registration Default" has the meaning set forth in Exhibit A hereto.

         "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the Closing Date, between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc., U.S. Bancorp Piper Jaffray Inc. and the other parties thereto.

         "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Resale Restriction Termination Date" has the meaning set forth in Exhibit A hereto.

         "Restricted Note" means any Note except for (i) an Exchange Note issued pursuant to the Exchange Offer, (ii) a Note which has been sold or transferred pursuant to an effective Registration Statement pursuant to the Registration Rights Agreement, (iii) a Note from which the Securities Act Legend has been removed in accordance with the provisions of this Fourth Supplemental Indenture, and (iv) a Note issued upon registration of transfer of, or in exchange for, Notes which are not Restricted Notes.

         "Restricted Security" means any Security which is a "restricted security" within the meaning of Rule 144.

         "Rule 144" means Rule 144 under the Securities Act.

         "Rule 144A" means Rule 144A under the Securities Act.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Securities Act Legend" has the meaning set forth in Exhibit A hereto.

         "Shelf Registration Statement" has the meaning set forth in the Registration Rights Agreement.

         "Transfer Certificate" has the meaning set forth in Section 503(a)(i) hereof.

         All references herein to Rule 144, Rule 144A or Rule 501 under the Securities Act, and all reference to any subsections or terms defined therein, shall in each case include all successor provisions thereto.

                                  ARTICLE TWO

                               TERMS OF THE NOTES

         Section 201. Establishment of the Notes. There is hereby authorized and established a series of Securities designated the 7 7/8% Notes due 2009, limited in aggregate principal amount to $350,000,000 (except as provided in Section 301(2) of the Original Indenture); provided that the Company may, without the consent of the Holders of the Outstanding Notes, "reopen" this series of Securities so as to increase the aggregate principal amount of Notes Outstanding in compliance with the procedures set forth in the Indenture, including Sections 301 and 303 thereof, so long (i) as any such additional Notes are issued prior to the first date on which any Registration Statement is filed with the Commission, (ii) any such additional Notes have the same tenor and terms (including, without limitation, rights to receive accrued and unpaid interest) as the Notes then Outstanding, and (iii) appropriate provision is made by the Company so that any such additional Notes may be tendered for Exchange Notes pursuant to the Exchange Offer and, if applicable, registered pursuant to a Shelf Registration Statement in the same manner as the Notes originally issued on the Closing Date.

         Section 202. Terms of the Notes. The Stated Maturity on which the principal of the Notes shall be due and payable shall be August 1, 2009.

         The principal of the Notes shall bear interest at the rate of 7 7/8% per annum (subject, in the case of Notes which are Registrable Securities, to increase upon the occurrence of any Registration Default as provided in the form of Note attached hereto as Exhibit A) from August 4, 1999 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, payable semi-annually in arrears on February 1 and August 1 (each, an "Interest Payment Date") in each year, commencing February 1, 2000, to the Persons in whose names the Notes (or one or more Predecessor Securities) are registered at the close of business on the January 15 or July 15 immediately preceding such Interest Payment Dates (each, a "Regular Record Date") regardless of whether such Regular Record Date is a Business Day. Any overdue principal of and premium, if any, on the Notes and any overdue installment of interest on the Notes shall, to the extent permitted by law, bear interest at the rate of 7 7/8% per annum (subject, in the case of Notes which are Registrable Securities, to increase upon the occurrence of any Registration Default as provided in the form of Note attached hereto as Exhibit A).

         Promptly following any increase in the interest rate on the Registrable Securities as the result of a Registration Default, the Company shall deliver an Officers' Certificate to the Trustee, notifying the Trustee of such Registration Default and setting forth the effective date of such increase in the interest rate on the Registrable Securities and the interest rate in effect on the Registrable Securities as a result of such Registration Default, and, in the event of any further increase in the interest rate on the Registrable Securities as the result of the continuance of a Registration Default, shall promptly deliver a similar Officers' Certificate to the Trustee. Any such increase in the interest rate on the Registrable Securities shall remain in effect until such time as all Registration Defaults have been cured or ceased to exist and the Company shall have delivered an Officers' Certificate to the Trustee to the effect that (i) all Registration Defaults have been cured or have ceased to exist and (ii) the date of such cessation or cure, whereupon the interest rate on the Registrable Securities shall be reduced to the original interest rate thereon effective as of the date of such cessation or cure.

         Interest on the Notes shall be calculated on the basis of a 360-day year of twelve 30-day months.

         No additional amounts will be payable on any Notes held by a Person who is a United States Alien in respect of any tax, assessment or governmental charge withheld or deducted.

         The Borough of Manhattan, The City of New York is hereby designated as a Place of Payment for the Notes; and the place where the principal of and premium, if any, and interest on the Notes shall be payable, where Notes may be surrendered for registration of transfer and exchange, and where notices and, if other than in the manner provided in Section 105 of the Original Indenture, demands to or upon the Company in respect of the Notes may be served, shall be the office or agency maintained by the Company for that purpose in the Borough of Manhattan, The City of New York, which initially shall be the office of the Trustee located at Four Albany Street, New York, New York 10006, Attention:
Corporate Trust Services.

         The Notes are subject to redemption at the option of the Company as provided in the form of Note attached hereto as Exhibit A and in the Indenture. The Notes shall not have the benefit of a sinking fund.

         The Notes shall be subject to defeasance and covenant defeasance at the option of the Company as provided in Sections 403 and 1011 of the Original Indenture; provided that, without limitation to the provisions of Sections 403 and 1011 of the Original Indenture, the provisions of Section 303 and Article V of this Fourth Supplemental Indenture shall survive any such defeasance or covenant defeasance and remain in full force and effect.

         The Notes shall have such other terms and provisions as are set forth in the form of Note attached hereto as Exhibit A (all of which incorporated by reference in and made a part of this Fourth Supplemental Indenture as if set forth in full at this place).

         Section 203. Denominations. The Notes shall be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof; provided, however, that Exchange Notes shall be issued in denominations of $1,000 and integral multiples thereof.

         Section 204. Form. The Notes (including, without limitation, the Exchange Notes) shall be in substantially the form set forth in Exhibit A hereto, with such changes therein as may be authorized by any officer of the Company executing the Notes by manual or facsimile signature, such approval to be conclusively evidenced by the execution thereof by such officer.

         The Notes shall be issued as Registered Securities without coupons.

         Notes initially offered and sold in reliance on Rule 144A shall be issued initially in the form of one or more permanent global Notes ("Global Notes") and the Exchange Notes shall be issued initially in the form of one or more permanent Global Notes. The initial Depositary for the Global Notes shall be The Depository Trust Company. The Global Notes shall be registered in the name of the Depositary or a nominee of the Depositary and deposited with the Trustee, as custodian for the Depositary.

         Notes initially offered and sold to Institutional Accredited Investors that are not QIBs shall be issued initially in the form of certificated Notes (the "Certificated Notes").

         Anything herein to the contrary notwithstanding, if any Private Exchange Notes are issued, then such Private Exchange Notes shall be issued in denominations of $100,000 and integral multiples of $1,000 in excess thereof, shall provide for the payment of Additional Interest upon a Registration Default, and shall bear the Securities Act Legend until such time as any such Private Exchange Note shall cease to be a Restricted Note, in which case the Company will, at the request of the Holder, issue in exchange therefor or upon transfer thereof, an Exchange Note. Anything herein to the contrary notwithstanding, the Private Exchange Notes shall be issued as Global Notes or, if requested by any Holder thereof, as Certificated Notes.

                                 ARTICLE THREE

                        AMENDMENTS TO ORIGINAL INDENTURE

         Section 301. Amendment to Section 305 of the Original Indenture. Clause
(i) of the last paragraph of Section 305 of the Original Indenture (such last paragraph having been added by Section 106(b) of the First Supplemental Indenture) is hereby amended and restated, but only insofar as relates to the Notes and any other series of Securities originally issued after the date hereof (unless otherwise expressly provided pursuant to Section 301 of the Original Indenture with respect to the Securities of any such other series), to read in full as follows:

                  "(i) such Depositary notifies the Company that it is unwilling or unable to continue as Depositary for such Global Security or if at any time such Depositary ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either such case, the Company does not appoint a successor Depositary within 90 days thereafter,".

         Section 302. Amendment to Section 801 of the Original Indenture.
Section 801 of the Original Indenture is hereby amended, but only insofar as relates to the Notes and, if expressly provided pursuant to Section 301 of the Original Indenture with respect to any other series of Securities originally issued after the date hereof, such other series of Securities, by substituting the following language at the end of Section 801(1) of the Original Indenture after the words "performed or observed":

                  ", and shall also expressly assume by an amendment or supplement to each Registration Agreement (as defined below), executed and delivered to the Trustee, in form satisfactory to the Trustee, all covenants and other obligations of the Company under such Registration Agreement (as used in this paragraph (1), the term "Registration Agreement" means (i) the Registration Rights Agreement as defined in the Fourth Supplemental Indenture (the "Fourth Supplemental Indenture") dated as of August 4, 1999 between the Company and the Trustee and (ii) if expressly provided pursuant to Section 301 of the Original Indenture with respect to any series of Securities originally issued after the date of the Fourth Supplemental Indenture, any registration rights agreement or similar agreement entered into by the Company in connection with the issuance of the Securities of such series);"

         Section 303. Amendment to Article Ten of the Original Indenture. Article Ten of the Original Indenture is hereby amended by adding the following covenants, to be designated as Sections 1013 and 1014 (the original Section 1013 of the Original Indenture having been redesignated as Section 1012 pursuant to
Section 209 of the Second Supplemental Indenture), which Sections shall read in full as set forth below; provided that such Sections 1013 and 1014 shall be for the sole and exclusive benefit of the Notes and, if so expressly provided pursuant to Section 301 of the Original Indenture with respect to any other series of Securities originally issued after the date hereof, such other series of Securities:

                  "SECTION 1013. Acquisition of Notes by the Company.

                           All Restricted Securities of any series which are
                  redeemed, purchased or otherwise acquired by the Company or any of its Subsidiaries or "affiliates" (as defined in Rule
                  144) shall be delivered to the Trustee for cancellation and neither the Company nor any of its Subsidiaries or "affiliates" may hold or resell or otherwise transfer such Restricted Securities or issue any new Securities of such series to replace any such Restricted Securities. As used in this Section 1013 and in Section 1014 below, the terms "Restricted Securities", "Securities Act", "Rule 144" and "Rule 144A" have the meaning set forth in the Fourth Supplemental Indenture."

                  "SECTION 1014. Rule 144A Information.

                           The Company will take all actions necessary to permit
                  resales of Restricted Securities including, without limitation, furnishing, upon request of a Holder or beneficial owner of a Restricted Security or any prospective purchaser designated by such Holder or beneficial owner, to such Holder or beneficial owner or prospective purchaser, as the case may be, the financial and other information of the Company required to be delivered under Rule 144A(d)(4) of the Securities Act, if at the time of such request the Company is not a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended."

                                  ARTICLE FOUR

                             ORIGINAL ISSUE OF NOTES

         Section 401. Notes. Notes in the aggregate principal amount of $350,000,000 may be executed by the Company and delivered to the Trustee for authentication and the Trustee shall thereupon authenticate and, on the Closing Date, deliver said Notes upon a Company Order without any further action by the Company.

         Section 402. Exchange Notes. Exchange Notes and Private Exchange Notes may from time to time be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall thereupon authenticate and deliver said Exchange Notes or Private Exchange Notes, as the case may be, upon cancellation of an equal amount of Notes tendered for exchange pursuant to the Exchange Offer (in a case of the Exchange Notes) or pursuant to the Registration Rights Agreement (in the case of the Private Exchange Notes), upon a Company Order without any further action by the Company.

                                  ARTICLE FIVE

                           SPECIAL TRANSFER PROVISIONS

         Section 501. Legend on Restricted Notes. (a) Each Note (including Global Notes) shall bear a Securities Act Legend until such time as such Note is exchanged for an Exchange Note (it being understood that the Exchange Notes shall not bear the Securities Act Legend) or sold pursuant to an effective Shelf Registration Statement pursuant to the Registration Rights Agreement; provided that upon the request made by the Holder of any Note bearing a Securities Act Legend from and after the Resale Restriction Termination Date with respect to such Note, the Company will execute and the Trustee will authenticate and deliver, in exchange for such Note, a new Note in like aggregate principal amount but not bearing the Securities Act Legend.

         (b) Any Note issued upon registration of transfer or exchange of a Note which bears a Securities Act Legend shall, except as otherwise permitted pursuant to this Fourth Supplemental Indenture, also bear a Securities Act Legend. Any Note issued upon registration of transfer or exchange of a Note which does not bear a Securities Legend shall not bear a Securities Act Legend. The provisions of this paragraph shall also apply to the transfer or exchange of beneficial interests in Global Notes.

         (c) Except as provided in Section 503 of this Fourth Supplemental Indenture, and except in the case of Exchange Notes issued pursuant to the Exchange Offer, the Trustee shall not issue any Notes which do not bear the Securities Act Legend until it has received an Officers' Certificate from the Company directing it to do so.

         Section 502. Book-Entry Provisions for Global Notes.

         (a) General. Transfers of a Global Note shall be limited as specified in Section 204 of the Original Indenture (such Section 204 having been added by Section 103 of the First Supplemental Indenture). Transfers and exchanges of beneficial interests in a Global Note may be made in accordance with the rules and procedures of the Depositary, subject to the provisions of Section 503 of this Fourth Supplemental Indenture to the extent applicable.

         (b) Transfers of Global Notes for Certificated Notes. In connection with any transfer of a beneficial interest in a Global Note to a Person who will take delivery thereof in the form of a Certificated Note, the Trustee shall reflect on its books and records and by endorsement on the grid attached to such Global Note the date and a decrease in the principal amount of such Global Note equal to the principal amount of the beneficial interest to be transferred, and the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Notes of like tenor and terms and in the same aggregate principal amount, registered in the name of the transferee.

         (c) Transfers Among Global Notes. In connection with any transfer of a beneficial interest in a Global Note to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, the Trustee shall reflect on its books and records and by endorsement on the grid attached to such original Global Note the date and a decrease in the principal amount of such first Global Note equal to the principal amount of the beneficial interest to be so transferred, and shall also reflect on its books and records and on the grid attached to such second Global Note the date and an increase in the principal amount of such Global Note equal to the principal amount of the beneficial interest to be transferred; provided that any transfer of a beneficial interest in a Global Note which is a Restricted Note to a Person who will take delivery thereof in the form of a beneficial interest in a Global Note which is not a Restricted Note shall be effected only pursuant to the Exchange Offer or as otherwise permitted by this Fourth Supplemental Indenture.

         (d) Transfers of Certificated Notes for Global Notes. In connection with any transfer of a Certificated Note to a Person who will take delivery thereof in the form of a beneficial interest in a Global Note, the Trustee shall reflect on its books and records and on the grid attached to such Global Note the date and an increase in the principal amount of such Global Note equal to the principal amount of the Certificated Note to be transferred, the Trustee shall cancel such Certificated Note and, if the entire principal amount of such Certificated Note is not being transferred, the Company shall execute, and the Trustee shall authenticate and deliver, one or more Certificated Notes equal in principal amount to the principal amount not being transferred, registered in the name of the transferor.

         (e) Exchange of all Global Notes for Certificated Notes. Notwithstanding the foregoing provisions of this Section 502, in the event that Global Notes are exchangeable for Certificated Notes as provided in the last paragraph of Section 305 of the Original Indenture (such paragraph having been added by Section 106(b) of the First Supplemental Indenture), the Global Notes shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and the Trustee shall authenticate and deliver, to each beneficial owner identified by the Depositary in exchange for its beneficial interest in the Global Notes an equal aggregate principal amount of Certificated Notes, registered in the names provided by the Depositary.

         Section 503. Transfer Restrictions.

         (a) Transfers of Restricted Certificated Notes to QIBs. The following provisions shall apply with respect to any proposed transfer of a Certificated Note which is a Restricted Note to a QIB:

                  (i) The Registrar shall register the transfer if (x) the transferor has executed the transfer certificate attached to such Certificated Note or another transfer certificate substantially in the form of Exhibit C hereto (each, a "Transfer Certificate") and has checked the box on such Transfer Certificate stating, or has otherwise advised the Company and the Trustee in writing, that such transfer is being made in compliance with the provisions of Rule 144A, (y) the proposed transferee has executed the certification on a Transfer Certificate stating, or has otherwise advised the Company and the Trustee in writing, that it is purchasing the Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and is aware that the sale to it is being made in reliance on Rule 144A, and (z) such Transfer Certificates have been delivered to the Trustee; and

                  (ii) unless all of the Global Notes have been exchanged for Certificated Notes as provided in the last paragraph of Section 305 of the Original Indenture (such paragraph having been added by Section 106(b) of the First Supplemental Indenture), the transferee shall be required to take delivery of the Certificated Note being so transferred in the form of a beneficial interest in a Global Note which bears a Securities Act Legend and, upon receipt by the Trustee of instructions given in accordance with the Depositary's and the Trustee's procedures, the Trustee shall effect such transfer as provided in Section 502(d) hereof.

         (b) Transfers of Restricted Certificated Notes to Non-QIB Institutional Accredited Investors. The following provisions shall apply with respect to any proposed transfer of a Certificated Note which is a Restricted Note to an Institutional Accredited Investor which is not a QIB:

                  (i) The Registrar shall register the transfer if (x) the proposed transferee has delivered to the Trustee a certificate substantially in the form of Exhibit B hereto signed by the proposed transferee and (y) the Company and the Trustee shall have received any other documents which they may have required pursuant to Section 503(e) below; and

                  (ii) The Company shall execute and the Trustee shall authenticate and deliver one or more new Certificated Notes, each bearing the Securities Act Legend, in an aggregate principal amount equal to the principal amount of the Certificated Note being transferred and registered in the name of the transferee, and the Trustee shall cancel the Certificated Note being transferred and, if the entire principal amount thereof is not being transferred, the Company shall execute and the Trustee shall authenticate and deliver one or more new Certificated Notes, each of which shall bear the Securities Act Legend, equal in principal amount to the principal amount not being transferred and registered in the name of the transferor.

         (c) Other Transfers of Restricted Certificated Notes. In the case of any proposed registration of transfer or exchange of a Certificated Note which is a Restricted Note and which transfer or exchange is not expressly covered in
Section 503(a) or (b) above, the Registrar and the Trustee shall register the transfer or shall effect such exchange, as the case may be, if (x) the transferor has executed a Transfer Certificate and checked an appropriate box on such Transfer Certificate and delivered such Transfer Certificate to the Trustee, and (y) if applicable, the Company and the Trustee shall have received any other documents which they may have required pursuant to Section 503(e).

         (d) Transfers of Beneficial Interests in Global Notes. Beneficial interests in Global Notes may be transferred to Persons who will take delivery thereof in the form of beneficial interests in the same or other Global Notes, and may be exchanged for interests in other Global Notes, in accordance with the rules and procedures of the Depository; provided that, except as otherwise provided pursuant to this Fourth Supplemental Indenture, a beneficial interest in a Global Note which is a Restricted Note may only be transferred to a Person who takes delivery thereof in the form of a beneficial interest in a Global Note which bears the Securities Act Legend and a beneficial interest in a Global Note which is a Restricted Note may only be exchanged for an interest in a Global Note which bears the Securities Act Legend.

         (e) Provisions Applicable to All Transfers of Restricted Notes. In the case of any offer, sale or transfer of a Restricted Note to an Institutional Accredited Investor which is not a QIB or pursuant to clause (e) of the Securities Act Legend, the Company and the Trustee shall have the right, prior to such offer, sale or transfer, to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to each of them to confirm that such offer, sale or transfer is being made in a transaction which is exempt from, or not subject to, the registration requirement of the Securities Act, it being understood that no such opinions, certifications or other information shall be required in connection with the offer, sale or transfer of any Note pursuant to an effective Registration Statement, to a QIB pursuant to Rule 144A or to the Company.

         (f) Other Transfers. In the case of any transfer or exchange of a Restricted Note the procedures and requirements for which are not addressed in this Section 503, such transfer or exchange will be subject to such procedures and requirements as may be reasonably prescribed by the Company from time to time and which shall be consistent with the procedures and requirements set forth in this Section 503.

         (g) Exceptions to Transfer Restrictions. The restrictions on transfer and other provisions set forth in this Section 503 and in the Securities Act Legend shall not be applicable with respect to any Note following the Resale Restriction Termination Date for such Note, and also shall not be applicable in the case of the exchange of Notes for Exchange Notes pursuant to the Exchange Offer or for Private Exchange Notes pursuant to the Registration Rights Agreement.

         Section 504. General. By its acceptance of any Note bearing the Securities Act Legend, each Holder of such a Note acknowledges the restrictions on transfer of such Note set forth in the Indenture and in such legend and agrees that it will transfer such Note only as provided in the Indenture.

         The Registrar shall retain, in accordance with its customary procedures, copies of all letters, notices and other written communications received pursuant to Section 503. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

                                  ARTICLE SIX

                                SUNDRY PROVISIONS

         Section 601. Ratification. This Fourth Supplemental Indenture shall be deemed part of the Indenture in the manner and to the extent herein provided. Except as expressly amended hereby, the Original Indenture is in all respects ratified and confirmed and all the terms, conditions and provision thereof shall remain in full force and effect.

         Section 602. Counterparts. This Fourth Supplemental Indenture may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all of such counterparts shall together constitute one and the same instrument.

         Section 603. The Trustee. The Trustee makes no representation as to the validity or sufficiency of this Fourth Supplemental Indenture. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness.

         Section 604. Governing Law. This instrument shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with the laws of the State of New York.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Supplemental Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                           SUPERVALU INC.



[SEAL]                                     By ______________________________
                                              Name:
                                              Title:

Attest:

By ______________________________
   Name:
   Title:

                                           BANKERS TRUST COMPANY



[SEAL]                                     By ______________________________
                                              Name:
                                              Title:

Attest:

By ______________________________
   Name:
   Title:

STATE OF MINNESOTA      )
                        :  ss.:
COUNTY OF HENNEPIN      )



         On the _____ of __________, 1999, before me personally came ___________________, to me known, who, being by me duly sworn, did depose and say that he or she is ___________________ of SUPERVALU INC., one of the corporations described in and which executed the foregoing instrument; that he or she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he or she signed his or her name thereto by like authority.



                                             ___________________________
                                                    Notary Public




STATE OF NEW YORK    )
                     :  ss.:
COUNTY OF NEW YORK   )



         On the _____ of __________, 1999, before me personally came ___________________, to me known, who being by me duly sworn, did depose and say that he or she is ___________________ of Bankers Trust Company, one of the corporations described in and which executed the foregoing instrument; that he or she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he or she signed his or her name thereto by like authority.



                                             ___________________________
                                                     Notary Public

                                                                       EXHIBIT A
                                                                       ---------

                                 [FORM OF NOTE]


[Each Global Note shall bear a legend substantially in the form set forth in this paragraph and substantially in the form set forth in the next succeeding paragraph (collectively, the "Global Securities Legend"): Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

[This Security is a Global Security within the meaning of the Indenture hereinafter referred to and is registered in the name of a Depositary or a nominee of the Depositary. This Security is exchangeable for Securities registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture, and no transfer of this Security (other than a transfer of this Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.]

[Unless and until a Note is exchanged for an Exchange Note or sold pursuant to an effective Registration Statement pursuant to the Registration Rights Agreement, the Global Notes and Certificated Notes shall bear a legend substantially to the effect set forth below in this paragraph (the "Securities Act Legend"), subject to removal of such legend as provided in Section 501 of the Fourth Supplemental Indenture: THE NOTES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE OR OTHER SECURITIES LAWS. NEITHER THIS NOTE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A ("RULE 144A") UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR (7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT, (2) AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER THIS NOTE PRIOR TO (X) THE DATE WHICH IS TWO YEARS (OR SUCH SHORTER PERIOD OF TIME AS PERMITTED BY RULE 144(k) OF THE SECURITIES ACT) AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE NOTES AND THE LAST DATE ON WHICH SUPERVALU INC. OR ANY "AFFILIATE" (AS DEFINED IN RULE 144 UNDER THE SECURITIES
ACT) OF SUPERVALU INC. WAS THE OWNER OF THIS NOTE (OR ANY PREDECESSOR OF THIS
NOTE) OR (Y) SUCH LATER DATE, IF ANY, AS MAY BE REQUIRED BY APPLICABLE LAW (THE "RESALE RESTRICTION TERMINATION DATE") EXCEPT (A) TO SUPERVALU INC., (B) PURSUANT TO A

REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER, IN EACH CASE TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" WITHIN THE MEANING OF SUBPARAGRAPHS (a)(1), (2), (3) OR
(7) OF RULE 501 UNDER THE SECURITIES ACT THAT IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES OF ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF ITS PROPERTY OR THE PROPERTY OF SUCH INVESTOR ACCOUNT OR ACCOUNTS BE AT ALL TIMES WITHIN ITS OR THEIR CONTROL, AND (3) AGREES THAT IT WILL GIVE TO EACH PERSON TO WHOM THIS NOTE IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND; PROVIDED THAT SUPERVALU INC. AND THE TRUSTEE SHALL HAVE THE RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D) OR (E) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, BUT ONLY IF THIS NOTE IS NOT A GLOBAL SECURITY (AS DEFINED IN THE INDENTURE REFERRED TO HEREIN), TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS NOTE IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO SUPERVALU INC. AND THE TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.]

                                 SUPERVALU INC.

                             7 7/8% NOTES DUE 2009

                                                               CUSIP No. _______
No. _______

            [For inclusion in Certificated Notes-- Principal Amount $__________]


         SUPERVALU, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor Person under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ________________, or registered assigns, the principal sum [For inclusion in Certificated Notes-- of ____ Dollars ($________)] [For inclusion in Global Notes--indicated on Schedule A hereto] on August 1, 2009 and to pay interest thereon from August 4, 1999, or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on February 1 and August 1 in each year, commencing on February 1, 2000, at the rate of 7 7/8% per annum, until the principal hereof is paid or made available for payment and (to the extent that the payment of such interest shall be legally enforceable) at the same rate per annum on any overdue principal and premium, if any, and on any overdue installment of interest [To be deleted from Exchange Notes-- ; provided that the interest rate on this Security shall be subject to increase under the circumstances provided below]. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be January 15 or July 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Except as otherwise provided in the Indenture, any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of this series may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company, payment of interest may be made by United States dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register or by wire transfer to an account maintained by the payee with a bank located in the United States.

         Payments of interest hereon with respect to any Interest Payment Date will include interest accrued to but excluding such Interest Payment Date. Interest on this Security shall be computed on the basis of a 360-day year of twelve 30-day months.

         [For inclusion in Global Notes--- This Security is a Global Security within the meaning of the Indenture and is registered in the name of the Depositary for this series of Securities or a nominee of the Depositary. Subject to the terms of the Indenture, beneficial interests in this Security shall be held through the book-entry facilities of the Depositary, and such beneficial interests shall be held in minimum denominations of [For inclusion in Global Notes other than Exchange Notes-- $100,000 and integral multiples of $1,000 in excess thereof] [For inclusion in global Exchange Notes-- $1,000 and integral multiples thereof]. As long as this Security is registered in the name of a Depositary or its nominee, the Company will make, or will cause the Trustee to make, payments of principal of and premium, if any, and interest on this Security by wire transfer of immediately available funds to such Depositary or its nominee. Notwithstanding the above, the final payment on this Security will be made only upon presentation and surrender of this Security at an office or agency maintained by the Company for that purpose in any Place of Payment for the Securities of this series.]

         [Delete for Exchange Notes-- The Holder of this Security is entitled to the benefits of a Registration Rights Agreement (as such term is defined in the Fourth Supplemental Indenture referred to below). In the event that

                  (i) the Exchange Offer Registration Statement is not filed with the Commission on or prior to the 135th day following the Closing Date, or

                  (ii) the Exchange Offer Registration Statement is not declared effective by the Commission on or prior to the 180th day following the Closing Date, or

                  (iii) the Exchange Offer is not consummated on or prior to the 45th day following the effective date of the Exchange Offer Registration Statement, or

                  (iv) if required pursuant to the Registration Rights Agreement, a Shelf Registration Statement is not filed with the Commission on or prior to (A) the 180th day following the Closing Date or (B) the 60th day after the filing obligation arises, whichever is later, or

                  (v) if required, a Shelf Registration Statement is not declared effective on or prior to the 225th day following the Closing Date (or, if a Shelf Registration Statement is required to be filed upon the request of any Initial Purchaser, within 30 days after such request), or

                  (vi) a Shelf Registration Statement is declared effective by the Commission but such Shelf Registration Statement ceases to be effective or such Shelf Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Registrable Securities for any reason and either (A) the aggregate number of days in any consecutive 365-day period for which the Shelf Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Shelf Registration Statement or such Prospectus shall not be effective or usable for more than two periods (regardless of duration) in any consecutive 365-day period or (C) the Shelf Registration Statement or such Prospectus shall not be effective or usable for a period of more than 45 consecutive days, or

                  (vii) the Exchange Offer Registration Statement is declared effective by the Commission but, if the Exchange Offer Registration Statement is being used in connection with the resale of Exchange Notes as contemplated by Section 3(f)(B) of the Registration Rights Agreement, the Exchange Offer Registration Statement ceases to be effective or the Exchange Offer Registration Statement or the Prospectus included therein ceases to be usable in connection with resales of Exchange Securities for any reason during the 180-day period referred to in Section 3(f)(B) of the Registration Rights Agreement (as such period may be extended pursuant to the last paragraph of Section 3 of the Registration Rights Agreement) and either (A) the aggregate number of days in any consecutive 365-day period for which the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable exceeds 90 days, (B) the Exchange Offer Registration Statement or such Prospectus shall not be effective or usable for more than two periods

         (regardless of duration) in any consecutive 365-day period or (C) the Exchange Offer Registration Statement or the Prospectus shall not be effective or usable for a period of more than 45 consecutive days,

(each of the events referred to in clauses (i) through (vii) above being hereinafter called a "Registration Default"), the per annum interest rate borne by this Security, so long as this Security is a Registrable Security, shall be increased ("Additional Interest") by one-quarter of one percent (0.25%) per annum immediately following such 135-day period in the case of clause (i) above, immediately following such 180-day period in the case of clause (ii) above, immediately following such 45-day period in the case of clause (iii) above, immediately following any such 180-day period or 60-day period, whichever ends later, in the case of clause (iv) above, immediately following any such 225-day period or 30-day period, whichever ends first, in the case of clause (v) above, immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that a Shelf Registration Statement shall not be effective or a Shelf Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause
(vi) above, or immediately following the 90th day in any consecutive 365-day period, as of the first day of the third period in any consecutive 365-day period or immediately following the 45th consecutive day, whichever occurs first, that the Exchange Offer Registration Statement shall not be effective or the Exchange Offer Registration Statement or the Prospectus included therein shall not be usable as contemplated by clause (vii) above, which rate will be increased by an additional one-quarter of one percent (0.25%) per annum immediately following each 90-day period that any Additional Interest continues to accrue under any circumstances; provided that the aggregate increase in such annual interest rate may in no event exceed one-half of one percent (0.50%) per annum. Upon the filing of the Exchange Offer Registration Statement after the 135-day period described in clause (i) above, the effectiveness of the Exchange Offer Registration Statement after the 180-day period described in clause (ii) above, the consummation of the Exchange Offer after the 45-day period described in clause (iii) above, the filing of the Shelf Registration Statement after the 180-day period or 60-day period day, as the case may be, described in clause
(iv) above, the effectiveness of a Shelf Registration Statement after the 225-day period or 30-day period, as the case may be, described in clause (v) above, or the Shelf Registration Statement once again being effective or the Shelf Registration Statement and the Prospectus included therein becoming usable in connection with resales of Registrable Securities, as the case may be, in the case of clause (vi) above, or the Exchange Offer Registration Statement once again becoming effective or the Exchange Offer Registration Statement and the Prospectus included therein becoming usable in connection with resales of Exchange Securities, as the case may be, in the case of clause (vii) thereof, the interest rate borne by this Security from the date of such filing, effectiveness, consummation or resumption of effectiveness or usability, as the case may be, shall be reduced to the original interest rate so long as no other Registration Default shall have occurred and shall be continuing at such time and the Company is otherwise in compliance with this paragraph; provided, however, that, if after any such reduction in interest rate, one or more Registration Defaults shall again occur, the interest rate shall again be increased pursuant to the foregoing provisions. Anything herein to the contrary notwithstanding, any Holder who was, at the time the Exchange Offer was pending and consummated, eligible to exchange, and did not validly tender, its Securities for Exchange Notes in the Exchange Offer will not be entitled to receive any Additional Interest. For purposes of clarity, the Company hereby acknowledges and agrees that, under current interpretations of the Commission, Initial Purchasers holding unsold allotments of Securities acquired from the Company are not eligible to participate in the Exchange Offer.]

         This Security is one of a duly authorized issue of securities of the Company (herein called the "Securities"), issued and to be issued in one or more series under an Indenture, dated as of July 1, 1987 (as amended by a First Supplemental Indenture dated as of August 1, 1990, a Second Supplemental Indenture dated as of October 1, 1992, a Third Supplemental Indenture dated as of

September 1, 1995 and a Fourth Supplemental Indenture (the "Fourth Supplemental Indenture") dated as of August 4, 1999 (as so amended, the "Indenture")), each between the Company and Bankers Trust Company, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof, initially limited in aggregate principal amount to $350,000,000; provided that the aggregate principal amount of the Securities of this series which may be Outstanding may be increased by the Company upon the terms and subject to the conditions set forth in the Fourth Supplemental Indenture. The Securities of this series are issuable only in registered form, without coupons, in denominations of [For inclusion in Notes other than Exchange Notes--$100,000 and integral multiples of $1,000 in excess thereof] [For inclusion in Exchange Notes--$1,000 and integral multiples of $1,000]. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

         The Company shall have the right to redeem the Securities of this series, in whole at any time or from time to time in part, at the option of the Company, at a Redemption Price equal to the greater of (1) 100% of the principal amount of the Securities of this series to be redeemed and (2) the sum of the present values of the Remaining Scheduled Payments on the Securities of this series to be redeemed discounted to the applicable Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate per annum equal to the sum of the Treasury Rate plus 25 basis points plus, in either case, accrued interest on the principal amount being redeemed to such Redemption Date; provided, however, that installments of interest on Securities of this series whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of those Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Regular Record Dates according to their terms and the provisions of the Indenture.

         "Treasury Rate" means, for any Redemption Date with respect to the Securities of this series, the rate per annum equal to the semi-annual equivalent yield to maturity of the Comparable Treasury Issue, assuming a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.

         "Comparable Treasury Issue" means, with respect to any Redemption Date for the Securities of this series, the United States Treasury security, selected by a Reference Treasury Dealer appointed by the Company, as having a maturity comparable to the remaining term of the Securities of this series to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of those Securities.

         "Comparable Treasury Price" means, for any Redemption Date with respect to the Securities of this series, (1) the average of the four Reference Treasury Dealer Quotations for such Redemption Date after excluding the highest and lowest of those Reference Treasury Dealer Quotations or (2) if the Trustee obtains fewer than four such Reference Treasury Dealer Quotations, the average of all such quotations actually obtained by the Trustee.

         "Reference Treasury Dealer" means each of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman, Sachs & Co., Salomon Smith Barney Inc. and U.S. Bancorp Piper Jaffray Inc. and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary

U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute therefor another Primary Treasury Dealer.

         "Reference Treasury Dealer Quotations" means, for each Reference Treasury Dealer and any Redemption Date for the Securities of this series, the average, as determined by the Trustee, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Trustee by that Reference Treasury Dealer at 5:00 p.m., New York City time, on the third business day preceding that Redemption Date. As used in this paragraph, the term "business day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in The City of New York are authorized or obligated by law or executive order to close.

         "Remaining Scheduled Payments" means, for each Security of this series to be redeemed, the remaining scheduled payments of principal of and interest on that Security that would be due after the related Redemption Date but for that redemption; provided that if that Redemption Date is not an Interest Payment Date with respect to that Security, the amount of the next succeeding scheduled interest payment on that Security will be reduced by the amount of interest accrued on that Security to that Redemption Date.

         Notice of redemption will be given by mail to Holders of Securities, not less than 30 nor more than 60 days prior to the date fixed for redemption, all as provided in the Indenture.

         In the event of redemption of this Security in part only, a new Security or Securities of this series and of like tenor for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

         If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable in the manner and with the effect provided in the Indenture.

         The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

         As set forth in, and subject to the provisions of, the Indenture, no Holder of any Security of this series will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default with respect to this series, the Holders of not less than 25% in principal amount of the Outstanding Securities of this series shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities of this series a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days;

provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (or premium, if any) or interest on this Security on or after the respective due dates expressed herein.

         No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

         As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

         No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

         Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

         The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

         All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

         Unless the certificate of authentication hereon has been executed by the Trustee referred to below, directly or through an Authenticating Agent, by manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                          SUPERVALU INC.

                                          By /s/
                                             ---------------------------
[Seal]                                       Name:
                                             Title:


Attest:

 /s/
---------------------------
Name:
Title:

Dated:


                      TRUSTEE'S CERTIFICATE OF AUTHENTICATION

         This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture.

                                          BANKERS TRUST COMPANY
                                             as Trustee

                                          By  /s/
                                             ---------------------------
                                                Authorized Signature

                                  ABBREVIATIONS


         The following abbreviations, when used in the inscription above, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM - as tenants in common

         TEN ENT - as tenants by the entireties

         JT TEN - as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFT MIN ACT -                   Custodian
                             -----------------           --------------
                                  (Cust)                    (Minor)

                             under the Uniform Gifts to Minors Act

                             --------------------------------------
                                            (State)

     Additional abbreviations may also be used though not in the above list.

                     --------------------------------------


                                   ASSIGNMENT
                                   ----------


FOR VALUE RECEIVED, the undersigned registered holder(s) hereby sell(s), assign(s) and transfer(s) unto __________________________

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

 _________________________________________

 _________________________________________



--------------------------------------------------------------------------------
              (Please Print or Typewrite Name and Address Including
                          Postal Zip Code of Assignee)

--------------------------------------------------------------------------------
the within Security and all rights thereunder, and hereby irrevocably constitute(s) and appoint(s)

--------------------------------------------------------------------------------
attorney to transfer said Security on the books of the Company, with full power of substitution in the premises.

Dated: _________________________________________

Signature Guaranteed: ___________________________    ___________________________

         NOTICE: The signature(s) to this assignment must correspond with the name(s) as written upon the within instrument in every particular, without alteration or enlargement or any change whatever. The signature(s) must be guaranteed by an eligible guarantor institution with membership in an approved signature guarantee "medallion" program pursuant to Commission Rule 17Ad-15.

                       [For inclusion in Restricted Notes]


                              TRANSFER CERTIFICATE


                               Re:   SUPERVALU INC.
                                     7 7/8% Notes due 2009 (the "Notes")
                                     -----------------------------------

         Reference is hereby made to the Indenture dated as of July 1, 1987, as supplemented (the "Indenture"), between Bankers Trust Company, as trustee (the "Trustee"), and SUPERVALU INC. (the "Company"). Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture.

         This Certificate relates to $__________ principal amount of Notes (the "Specified Securities") represented by a Certificated Note registered in the name of the undersigned (the "Transferor"). The Transferor has requested a transfer of the Specified Securities to a Person who will take delivery thereof in the form of a Certificated Note or to a QIB (as defined below) who will take delivery thereof in the form of a beneficial interest in a Global Security.

         In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

         (a)0 The Specified Securities are being transferred pursuant to an effective registration statement under the Securities Act.

         (b)0 The Specified Securities are being acquired for the Transferor's own account, without transfer.

         (c)0     The Specified Securities are being transferred to the Company.

         (d)0 The Specified Securities are being transferred in compliance with Rule 144A ("Rule 144A") under the Securities Act to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that is purchasing the Specified Securities for its own account or for the account of another QIB, in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

         (e)0 The Specified Securities are being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (an "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other Institutional Accredited Investors over which it exercises sole investment discretion and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the Trustee).

         (f)0 The Specified Securities are being transferred pursuant to another available exemption from the registration requirements of the Securities Act.

         This Certificate and the statements contained herein are made for the benefit of the Trustee, the Company and the initial purchasers, in the initial offering of the Notes.

                                            ____________________________________
                                            (Insert Name of Transferor)


                                            By: ________________________________



Date: _____________________


TO BE COMPLETED BY TRANSFEREE
IF (d) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that (i) it is a QIB (as defined above) and is aware that the Specified Securities (as defined above) are being transferred in reliance on Rule 144A (as defined above), (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other QIBs over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule
144A) and (iii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act (as defined above), and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:  _________________________           ____________________________________
                                            (Insert Name of Transferee)



                                            By: ________________________________
                                                Executive Officer

                         [For inclusion in Global Notes]


                                   SCHEDULE A


         The initial principal amount of this Global Security is $____________. The following increases or decreases in the principal amount of this Global Security have been made:


================== ====================== ======================= ====================== ======================
                   Amount of increase                             Principal amount of
                   in principal amount    Amount of decrease in   this Global Security   Signature of
                   of this Global         principal amount of     following such         authorized signatory
Date made          Security               this Global Security    decrease or increase   of Trustee
------------------ ---------------------- ----------------------- ---------------------- ----------------------
------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

------------------ ---------------------- ----------------------- ---------------------- ----------------------

                                                                       EXHIBIT B
                                                                       ---------


                            Form of Certificate to Be
                          Delivered in Connection with
                   Transfers of Restricted Certificated Notes
                         to Non-QIB Accredited Investors
                         -------------------------------

                                                                  ----------, --


SUPERVALU INC.
c/o Bankers Trust Company
Four Albany Street
New York, New York 10006


                       Re: SUPERVALU INC. (the "Company")
                        7 7/8% Notes due 2009 (the "Notes")
                        -----------------------------------

Dear Sirs:

         In connection with our proposed purchase of $_____________ aggregate principal amount of the 7 7/8% Notes due 2009 (the "Notes") of SUPERVALU INC., a Delaware corporation ("SUPERVALU"), we confirm that:

                  1. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act of 1933, as amended (the "Securities Act")) purchasing for our own account or for the account of such an institutional "accredited investor," and we are acquiring the Notes for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or other applicable securities law and we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  2. We understand and acknowledge that the Notes have not been registered under the Securities Act or any other applicable securities law and may not be offered, sold or otherwise transferred except in compliance with the registration requirements of the Securities Act or any other applicable securities law, or pursuant to an exemption therefrom, or in a transaction not subject thereto, and in each case in compliance with the conditions for transfer set forth below. We agree on our own behalf and on behalf of any investor account for which we are purchasing Notes to offer, sell or otherwise transfer such Notes prior to (x) the date which is two years (or such shorter period of time as permitted by Rule 144(k) under the Securities Act) after the later of the date of original issue of the Notes and the last date on which SUPERVALU or any "affiliate" (as defined in Rule 144 under the Securities Act) of SUPERVALU was the owner of such Notes (or any predecessor thereto) or (y) such later date, if any, as may be required by applicable law (the "Resale Restriction Termination Date") only (a) to SUPERVALU, (b) pursuant to a registration statement which has been declared effective under the Securities Act, (c) for so long as the Notes are eligible for resale pursuant to Rule 144A under the Securities Act, to a person we reasonably believe is a "Qualified Institutional Buyer" within the meaning of Rule 144A (a "QIB") that purchases for its own account or for the account of a QIB, in each case to whom notice is given that the transfer is being made in reliance on Rule 144A, (d) to an institutional "accredited investor" within the meaning of subparagraph (a)(1), (2), (3) or (7) of Rule 501 under the Securities Act that is acquiring the Notes for its own account or for the account of such an institutional "accredited investor" for investment purposes and not with a view to, or for offer or sale in connection with, any distribution in violation of the Securities Act or
         (e) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of our property or the property of such investor account or accounts be at all times within our or their control and to compliance with any applicable state or other securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. If any resale or other transfer of the Notes is proposed to be made pursuant to clause (d) above prior to the Resale Restriction Termination Date, the transferor shall deliver to the trustee under the Indenture pursuant to which the Notes are issued (the "Trustee") a letter from the transferee substantially in the form of this letter, which shall provide, among other things, that the transferee is an institutional "accredited investor" as defined in paragraph 1 of this letter and that it is acquiring such Notes for investment purposes and not for distribution in violation of the Securities Act. We acknowledge that SUPERVALU and the Trustee reserve the right prior to any offer, sale or other transfer of the Notes pursuant to clauses (d) or (e) above prior to the Resale Restriction Termination Date to require the delivery of an opinion of counsel, certifications and/or other information satisfactory to SUPERVALU and the Trustee.

                  3. We are acquiring the Notes purchased by us for our own account or for one or more accounts as to each of which we exercise sole investment discretion.

                  4. You and the initial purchasers of the Notes are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                                 Very truly yours,


                                                 (Name of Purchaser)

                                                 By:__________________________

                                                 Date:________________________


Upon transfer the Notes would be registered in the name of the new owner as follows:

                                                            Taxpayer ID
           Name                Address                        Number
           ----                -------                        ------

                                                                       EXHIBIT C
                                                                       ---------


                          FORM OF TRANSFER CERTIFICATE


                        Re: SUPERVALU INC.
                            7 7/8% Notes due 2009 (the "Notes")
                            -----------------------------------

         Reference is hereby made to the Indenture dated as of July 1, 1987, as supplemented (the "Indenture"), between Bankers Trust Company, as trustee (the "Trustee"), and SUPERVALU INC. (the "Company"). Capitalized terms used but not defined in this Certificate shall have the meanings given to such terms in the Indenture.

         This Certificate relates to $__________ principal amount of Notes (the "Specified Securities") represented by a Certificated Note registered in the name of the undersigned (the "Transferor"). The Transferor has requested a transfer of the Specified Securities to a Person who will take delivery thereof in the form of a Certificated Note or to a QIB (as defined below) who will take delivery thereof in the form of a beneficial interest in a Global Security.

         In connection with such request, the Transferor does hereby certify that such transfer is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (as indicated by the applicable box checked below), or the transfer does not require registration under the Securities Act because (as indicated by the applicable box checked below):

         (a)0 The Specified Securities are being transferred pursuant to an effective registration statement under the Securities Act.

         (b)0 The Specified Securities are being acquired for the Transferor's own account, without transfer.

         (c)0     The Specified Securities are being transferred to the Company.

         (d)0 The Specified Securities are being transferred in compliance with Rule 144A ("Rule 144A") under the Securities Act to a person the Transferor reasonably believes is a "qualified institutional buyer" (as defined in Rule 144A) (a "QIB") that is purchasing the Specified Securities for its own account or for the account of another QIB, in each case to whom notice has been given that the transfer is being made in reliance on Rule 144A.

         (e)0 The Specified Securities are being transferred to an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (an "Institutional Accredited Investor") purchasing for its own account or for the account of one or more other Institutional Accredited Investors over which it exercises sole investment discretion and that, prior to such transfer, furnishes to the Trustee a signed letter containing certain representations and agreements relating to the restrictions on transfer of the Notes (the form of which letter can be obtained from the Trustee).

         (f)0 The Specified Securities are being transferred pursuant to another available exemption from the registration requirements of the Securities Act.

         This Certificate and the statements contained herein are made for the benefit of the Trustee, the Company and the initial purchasers, if any, in the initial offering of the Notes.


                                             __________________________________
                                             (Insert Name of Transferor)



                                             By: ______________________________


Date: _____________________


TO BE COMPLETED BY TRANSFEREE
IF (d) ABOVE IS CHECKED:

         The undersigned transferee represents and warrants that (i) it is a QIB (as defined above) and is aware that the Specified Securities (as defined above) are being transferred in reliance on Rule 144A (as defined above), (ii) the undersigned is acquiring the Specified Securities for its own account or for the account of one or more other QIBs over which it exercises sole investment discretion (in which latter case the undersigned has given notice to each such account that the Specified Securities are being transferred in reliance on Rule
144A) and (iii) this instrument has been executed on behalf of the undersigned transferee by one of its executive officers. The undersigned transferee acknowledges and agrees that the Specified Securities have not been registered under the Securities Act (as defined above), and may not be transferred except in accordance with the resale and other transfer restrictions set forth in the legend on the face thereof.

Dated:  _________________________            __________________________________
                                             (Insert Name of Transferee)



                                             By:_______________________________
                                                Executive Officer


                                      C-2